Debt (Tables)	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Short-Term Borrowings
Information concerning Short-term borrowings was as follows:

December 31	2011	2010
Short-term borrowings	$42.4	$28.0
Weighted-average interest rates	11.9%	7.0%

We maintain separate bank credit lines with financial institutions to meet working capital needs of our subsidiary operations. As of December 31, 2011, such uncommitted credit lines totaled $399.2, of which $346.6 was unused. Due to limitations on subsidiary borrowings in our revolving credit agreement, additional subsidiary borrowings of $248.7 could be made under these facilities as of December 31, 2011.

Long-Term Debt
A summary of Long-term debt was as follows:

December 31	2011	2010
Euro-denominated notes:
€300 due June 2012	$388.7	$401.2
€200 due June 2013	258.9	267.1
Other	10.2	1.7
	657.8	670.0
Less — current maturities	391.8	0.7
Long-term debt	$266.0	$669.3